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                                                                      EXHIBIT 10

                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.

                CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN


     This Plan memorializes the practice of the Company to compensate with Common Stock selected employees and consultants of the Company for their services.

     All employees and consultants of the Company shall be eligible to participate in this Plan. Participation shall be at the sole and absolute discretion of the Board of Directors of the Company, who shall establish all terms of participation, including the number of shares to be issued, any restrictions or repurchase options to be imposed and whether the Shares to be issued will be registered with the Securities and Exchange Commission.

     With respect to the Shares issued to employees, the Company may, if it chooses, withhold from the Shares to be issued a sufficient number of Shares to satisfy any withholding obligations on the part of the Company.

     A copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the issuance of the Shares and establishing the terms, if any, of participation.

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                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.

             1998 CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN

     1.   PURPOSE OF THE PLAN.

          The purpose of this Plan is to further the growth of Entertainment Technologies & Programs, Inc. ("ETP") and its Subsidiaries (collectively herein referred to as the "Company") by allowing the Company to compensate officers, directors, consultants and certain other persons providing bona fide services to the Company, through the award of the Company's Common Stock.

    II.   DEFINITIONS.

          Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:
          1. "Award" means any grant of Common Stock made under this Plan.
          2. "Board of Directors" means the Board of Directors of the Company.
          3. "Code" means the Internal Revenue Code of 1986, as amended.
          4. "Common Stock" means the common stock, par value $.15 per share, of the Company.
          5. "Date of Grant" means the day the Board of Directors authorizes the grant of an Award or such later date as may be specified by the Board of Directors as the date a particular Award will become effective.
          6. "Employee" means any person or entity that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company in a key capacity; an officer or director of the Company or one or more of its Subsidiaries; a person or company engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm.
          7. "Subsidiary" means any corporation that is a subsidiary with regard to the Company as that term is defined in Section 424(f) of the Code.

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     III. EFFECTIVE DATE OF THE PLAN.

          The effective date of this Plan is May 18, 1993.

     IV.  ADMINISTRATION OF THE PLAN.

          The Board of Directors will be responsible for the administering of this Plan, and will grant Awards under this Plan. Subject to the express provisions of this Plan, the Board of Directors shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Board of Directors on the matters referred to in this Section shall be conclusive. The Board of Directors shall have sole and absolute discretion to amend this Plan. No member of the Board of Directors shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

     V.   STOCK SUBJECT TO THE PLAN.

          The maximum number of shares of Common Stock as to which Awards may be granted under this Plan is 1,000,000 shares. The Common Stock which is issued on grant of Awards may be authorized but unissued shares or shares which have been issued and reacquired by the Company. The Board of Directors may increase the maximum number of shares of Common Stock as to which Awards may be granted as such time as it deems advisable.

     VI.  PERSONS ELIGIBLE TO RECEIVE AWARDS.

          Awards may be granted only to Employees as defined herein.

     VII. GRANTS OF AWARDS.

          Except as otherwise provided herein, the Board of Directors shall have complete discretion to determine when and to which Employees Awards are to be granted, and the number of shares of Common Stock as to which Awards granted to each Employee will relate. No grant will be made if, in the judgement of the Board of Directors, such a grant would constitute a public distribution within the meaning of the Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder.

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     VIII.     DELIVERY OF STOCK CERTIFICATES.

          As promptly as practicable after authorizing the grant of an Award, the Company shall deliver to the person who is the recipient of the Award, a certificate or certificate registered in that person's name, representing the number of share of Common Stock that were granted. If applicable, each certificate shall bear a legend to indicate that the Common Stock represented by the certificate was issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act.

     IX.  EMPLOYMENT.

          Nothing in this Plan or in the grant of an Award shall confer upon any Employee the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

     X.   LAWS AND REGULATIONS.

          1. The obligation of the Company to sell and deliver shares of Common Stock on the grant of an Award under this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

          2. This Plan is intended to meet the requirements of Rule 16b-3 in order to provide officers and directors with certain exemptions from Section 16(b) of the Securities Exchange Act of 1934, as amended.

     XI.  WITHHOLDING OF TAXES.

          If subject to withholding tax, the Company shall be authorized to withhold from an Employee's salary or other cash compensation such sums of money as are necessary to pay the Employee's withholding tax. The Company may elect to withhold from the shares to be issued hereunder a sufficient number of shares to satisfy the Company's withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an Award and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

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     XII. RESERVATION OF SHARES.

          The Company shall at all times keep reserved for issuance on grant of Awards under this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to be issued on the grant of Awards under this Plan.

    XIII. TERMINATION OF THE PLAN.

          The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted as Award under this Plan prior to that date.

     XIV. DELIVERY OF PLAN.

          A copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the granting of the Award and establishing the terms, if any, of participation.

     XV.  NUMBER OF PARTICIPANTS.

          The number of participants in the Plan shall be less than thirty-five
(35) with no more than twelve participants in any one year under this Plan.

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